UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23336

Variant Alternative Income Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Terrance P. Gallagher

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: April 30

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

VARIANT ALTERNATIVE INCOME FUND

Annual Report

For the Year Ended April 30, 2021

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the transfer agent at 1-877-770-7717 or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact the transfer agent at 1-877-770-7717 or your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Variant Alternative Income Fund

Table of Contents
For the Year Ended April 30, 2021

Letter to Shareholders (Unaudited)	2-3
Report of Independent Registered Public Accounting Firm	4
Schedule of Investments	5-8
Portfolio Allocation (Unaudited)	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Shareholders’ Equity	12
Statement of Cash Flows	13
Financial Highlights	14-15
Notes to Financial Statements	16-32
Supplemental Information (Unaudited)	33
Fund Management (Unaudited)	34-36
Other Information (Unaudited)	37-39

This report and the financial statements contained herein are provided for the general information of the shareholders of the Variant Alternative Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Variant Alternative Income Fund

Letter to Shareholders (Unaudited)

Dear Shareholder,

Variant Investments, LLC (“Variant”) is pleased to provide the audited annual financial statements for the Variant Alternative Income Fund1 (the “Fund”) for the fiscal year that ended April 30, 2021.

This year marked another critical milestone in the long-term growth strategy of the Fund all while occurring in the backdrop of a global pandemic. We are pleased with the performance of the Fund during this time frame and how we maintained prudent management of the Fund’s assets.

Over the fiscal year, the institutional share class for the Fund (NICHX) delivered a net total return2 of +8.81% and the investor share class (UNIQX) returned +8.57%. This was delivered with positive monthly returns throughout the year demonstrating the potential stability of the investment strategy. We believe the consistent performance over the year compares favorably to many income-oriented risk assets over the same period. We are pleased with the Fund’s since inception track record3 which includes strong absolute returns, relatively low volatility and limited correlation4 or beta5 to public market indices.

Over the year, the Fund experienced strong growth in assets under management (“AUM”). AUM grew by $467 million to end at $847 million. The Fund continued the steady pace of taking capital in daily with the monthly average of new purchases at $42 million. Also, the Fund was able to satisfy all quarterly redemption requests throughout the year without any proration. With both new and existing clients allocating to the Fund, the Fund’s investor base was further diversified.

New capital continued to be deployed into a wide variety of niche investment opportunities, further diversifying the Fund’s exposures. A complete listing of the Fund’s investments can be found in the Schedule of Investments.

When looking back over the year and reviewing the pandemic-related risks, we believe the Fund navigated this risk with prudency. While the Fund did have impacted exposures, broadly speaking the majority of Fund assets continued to perform in this unforeseen market environment. This could be attributed to our emphasis on market niches with less economic sensitivity and deal structures with strong downside mitigation.

On behalf of the entire Variant team, we thank you for your investment in the Fund. We are honored to be trusted stewards of your capital. We are excited about the year ahead and look forward to working with each of you.

Sincerely,

JB Hayes, Principal    Curt Fintel, Principal    Bob Elsasser, Principal

[1]

The Variant Alternative Income Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund intends to operate as an interval fund. The Fund operates under an Agreement and Declaration of Trust (“Declaration of Trust”) dated April 4, 2018 (the “Declaration of Trust”). Variant Investments, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

[2]	The net total return uses geometric returns and reflects the reinvestment of earnings.

[3]

Inception date is October 2, 2017. Between October 2017 and September 2018, the track record includes that of the Variant Alternative Income Fund LP, the predecessor private fund that converted into the interval fund. The predecessor fund was, in all material respects, equivalent to the interval fund. For purposes of performance reporting, the private fund track record was adjusted to reflect the interval fund’s estimated expenses and expense limitations. Specifically, it reflects a management fee of 0.95% and fund expenses capped at 0.50%.

[4]	“Correlation” is the performance relationship between the Fund and the reference indices on a monthly basis over the period.

[5]	“Beta” measures the volatility of the Fund relative to the reference indices over the period.

Variant Alternative Income Fund

Letter to Shareholders (Unaudited)
(continued)

The Variant Alternative Income Fund is a continuously-offered, non-diversified, registered closed-end fund with limited liquidity. There is no guarantee the Fund will achieve its objective. An investment in the Fund should only be made by investors who understand the risks involved, who are able to withstand the loss of the entire amount invested and who can bear the risks associated with the limited liquidity of Shares. A prospective investor must meet the definition of “accredited investor” under Regulation D under the Securities Act of 1933.

Important Risks: Shares are an illiquid investment. You should generally not expect to be able to sell your Shares (other than through the repurchase process), regardless of how the Fund performs. Although the Fund is required to implement a Share repurchase program only a limited number of Shares will be eligible for repurchase by the Fund.

An investment in the Fund is speculative, involves substantial risks, including the risk that the entire amount invested may be lost, and should not constitute a complete investment program. The Fund may leverage its investments by borrowing, use of swap agreements, options or other derivative instruments. The Fund is a newly-organized closed-end management investment company that has limited operating history and no public trading of its shares. The Fund is a non-diversified management investment company, meaning it may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. In addition, the fund is subject to investment related risks of the underlying funds, general economic and market condition risk.

Alternative investments provide limited liquidity and include, among other things, the risks inherent in investing in securities, futures, commodities and derivatives, using leverage and engaging in short sales. The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes and strategies. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform. Investments and investment transactions are subject to various counterparty risks. The counterparties to transactions in over the-counter or “inter-dealer” markets are typically subject to lesser credit evaluation and regulatory oversight compared to members of “exchange-based” markets. This may increase the risk that a counterparty will not settle a transaction because of a credit or liquidity problem, thus causing the Fund to suffer losses. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity.

PANDEMIC RISK. The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations.

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUND’S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED FROM (877) 770-7717 OR WWW.VARIANTINVESTMENTS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Foreside Fund Services, LLC, distributor.

Variant Alternative Income Fund

Report of Independent Registered Public Accounting Firm
For the Year Ended April 30, 2021

To the Shareholders and Board of Trustees of
Variant Alternative Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Variant Alternative Income Fund (the “Fund”) as of April 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in shareholders’ equity for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in shareholders’ equity for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian, brokers, borrowers and underlying fund managers, or by other auditing procedures as appropriate in the circumstances. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Chicago, Illinois
June 29, 2021

Variant Alternative Income Fund

Schedule of Investments
April 30, 2021

Investments in private investment companies — 29.5%	Shares/ Units	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Litigation Finance
EAJF Leveraged Feeder LP (a)(g)(h)	—	3/30/2021	$6,000,000	$6,069,777	0.7%
Series 4 - Virage Capital Partners LP (a)(g)(h)	—	9/1/2018	1,256,910	1,797,412	0.2
Series 6 - Virage Capital Partners LP (a)(g)(h)	—	10/31/2019	16,000,000	17,713,622	2.1
Virage Recovery Fund (Cayman) LP (g)(h)	—	8/6/2019	15,313,446	18,526,658	2.2
			38,570,356	44,107,469	5.2
Portfolio Finance
Crestline Portfolio Financing Fund Offshore B, L.P. and Subsidiary (g)(h)	—	4/25/2018	846,334	1,008,977	0.1
Crestline Praeter, L.P. - Zoom (g)(h)	—	12/26/2019	2,188,118	2,420,477	0.3
			3,034,452	3,429,454	0.4
Real Estate Debt
Bay Point Capital Partners II, LP (g)(h)	—	7/2/2019	13,750,000	15,916,872	1.9
Oak Harbor Capital NPL VII, LLC (a)(g)(h)	—	3/1/2019	10,402,161	11,434,823	1.3
			24,152,161	27,351,695	3.2
Real Estate Equity
Montreux Healthcare Fund PLC (a)(h)	30,243	2/1/2018	42,617,962	48,087,776	5.7
Prime Storage Fund II (Cayman), LP (g)(h)	—	11/20/2017	1,420,733	1,453,738	0.1
			44,038,695	49,541,514	5.8
Royalties
MV Feeder, LLC (g)(h)	—	11/27/2020	7,315,050	7,278,532	0.9
Secondaries
Armadillo Financial Fund LP (g)(h)	—	12/28/2018	129,057	55,433	0.0
Marathon Structured Product Strategies Fund, LP (a)(g)(h)	—	3/27/2019	851,867	914,043	0.1
North Haven Offshore Infrastructure Partners A L.P. (g)(h)	—	7/18/2019	1,566,729	1,446,303	0.2
PWP Asset Based Income ASP Fund (g)(h)	—	3/29/2019	916,560	1,046,872	0.1
Special Credit Opportunities, L.P. - Series C (g)(h)	—	6/29/2018	235,316	281,560	0.0
Thor Urban Property Fund II Liquidating Trust	35,695	12/30/2019	4,829,713	1,196,505	0.2
			8,529,242	4,940,716	0.6
Specialty Finance
Blue Elephant Financing Fund I, L.P. (g)(h)	—	3/29/2019	1,942,673	1,637,420	0.2
CoVenture - Amzn Credit Opportunities Fund LP (g)(h)	—	3/11/2021	7,274,908	7,314,770	0.9
CoVenture Credit Opportunities Partners Fund LP (a)(g)(h)	—	2/28/2020	13,316,888	13,437,958	1.6
CoVenture - No1 Credit Opportunities Fund LLC (A-2 Series) (g)(h)	—	2/5/2021	2,885,961	2,916,379	0.3
CoVenture - No1 Credit Opportunities Fund LLC (g)(h)	—	12/12/2019	1,000,000	1,011,947	0.1
DelGatto Diamond Fund QP, LP (g)(h)	—	10/3/2019	18,750,000	20,377,946	2.4
Leaf II SPC (a) (b) (c) (d)	—	11/28/2018	42,805	42,805	0.0
OHP II LP (a)(g)(h)	—	3/7/2019	9,000,000	9,103,879	1.1
Turning Rock Fund I LP (g)(h)	—	11/29/2019	6,620,159	7,159,121	0.8
			60,833,394	63,002,225	7.4
Transportation Finance
Aero Capital Solutions Fund, LP (a)(g)(h)	—	1/17/2019	2,532,890	2,686,709	0.3
Aero Capital Solutions Fund II, LP (a)(g)(h)	—	9/16/2019	38,445,583	39,837,830	4.7
American Rivers Fund, LLC (a)(g)(h)	5,875	5/2/2019	6,683,894	7,243,811	0.8
Hudson Transport Real Asset Fund LP (a)(g)(h)	—	8/31/2018	1,494,331	1,567,324	0.2
			49,156,698	51,335,674	6.0
Total investments in private investment companies			235,630,048	250,987,279	29.5

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Schedule of Investments
April 30, 2021 (continued)

Investments in credit facilities — 48.3%	First Acquisition Date	Principal	Fair Value	Percent of Net Assets
Litigation Finance
Kerberos Capital Management and SPV I, 17.0%, due 9/11/2024 (a)(b)	12/29/2018	$37,875,872	$37,875,872	4.5%
Kerberos Capital Management and SPV - Luckett, 19.0%, due 9/11/2024 (a)(b)	1/29/2020	8,282,200	8,282,200	1.0
Kerberos Capital Management SPV I LLC (Pulvers), 20.0%, due 8/16/2024 (a)(b)	11/19/2020	10,729,963	10,729,963	1.2
		56,888,035	56,888,035	6.7
Portfolio Finance
BA Tech Master, LP, 15.0%, due 10/1/2022 (a)(b)	10/2/2018	2,000,000	2,000,000	0.2
Fairway LOC, 7.0%, due 5/7/2021 (a)(b)	11/29/2019	3,000,000	3,000,000	0.4
Stage Point Credit Facility, 7.0%, due 5/31/2022 (a)(b)	5/21/2019	5,800,000	5,800,000	0.7
		10,800,000	10,800,000	1.3
Royalties
ARC LPW I, LLC, 13.0%, due 9/25/2021 (a)(b)	9/26/2019	29,104,807	29,104,807	3.4
Specialty Finance
5 Core Capital LLC, 13.0%, due 9/30/2022 (a)(b)	10/28/2020	1,875,000	1,875,000	0.2
Advantech Servicios Financieros, (a)(b)(d)	11/5/2020	2,800,000	2,800,000	0.3
Art Lending, Inc. (Dart Milano S.R.L), 9.5%, due 4/7/2022 (a)(b)	4/14/2021	12,154,496	12,154,496	1.4
Art Lending, Inc. (Procacini S.L. - 1), 10.0%, due 8/28/2021 (a)(b)	8/26/2020	2,512,000	2,512,000	0.3
Art Lending, Inc. (Procacini S.L. - 2), 9.5%, due 4/7/2022 (a)(b)	4/14/2021	5,899,920	5,899,920	0.7
Art Money International, Co., 8.0%, due 12/9/2021 (a)(b)	12/9/2019	435,000	435,000	0.1
Art Money U.S., Inc., 11.0%, due 6/8/2021 (a)(b)	6/12/2018	2,500,000	2,500,000	0.3
AVISTA COLOMBIA S.A.S, 13.0%, due 4/29/2024 (a)(b)	3/29/2021	80,000	80,000	0.0
Bandon VAIF, LLC, 12.0%, due 2/9/2023 (a)(b)	2/10/2020	8,218,000	6,446,702	0.8
Coromandel Credit Facility, 12.0%, due 7/30/2022 (a)(b)	1/13/2020	21,404,000	21,404,000	2.5
EDU Growth Capital Management PTE, Ltd., 12.5%, due 11/19/2023 (a)(b)	4/27/2021	1,600,000	1,600,000	0.2
Equity Link, S.A.P.I. De C.V., 15.0%, due 4/29/2024 (a)(b)	4/29/2021	525,000	525,000	0.1
First Class Securities Pty Ltd as trustee for the Oceana Australian Fixed Income Trust — 10.25%, due 4/14/2023 (a)(b)	4/14/2021	7,652,000	7,703,567	0.9
First Class Securities Pty Ltd as trustee for the Oceana Australian Fixed Income Trust — 11.25%, due 1/20/2023 (a)(b)	1/20/2021	10,000,000	10,337,893	1.2
First Class Securities Pty Ltd as trustee for the Oceana Australian Fixed Income Trust — 13.0%, due 11/6/2022 (a)(b)	11/6/2020	30,000,000	34,437,760	4.1
Hash Maps Labs, Inc., 12.0%, due 3/21/2024 (a)(b)	3/23/2021	2,572,127	2,572,127	0.3
Knickerbocker Funding LLC, due 9/21/2021 (a)(b)	9/20/2019	1,081,481	1,081,481	0.1
Lambda School II SPV LLC, 12.0%, due 10/25/2025 (a)(b)	10/19/2020	2,793,011	2,793,011	0.3
LCA Crackpital, S.A.P.I. de C.V. SOFOM, E.N.R., 15.25%, due 3/12/2023 (a)(b)	4/21/2021	474,571	474,571	0.1
Lendable Asset Management LLC, 14.0%, due 1/13/2024 (a)(b)	1/13/2021	5,000,000	5,000,000	0.6
Old Hill Art Co-Investment, 8.15%, due 9/5/2021 (a)(b)	1/14/2020	3,619,133	3,619,133	0.4
Old Hill Co-Investment, 13.12%, due 10/25/2021 (a)(b)(c)	9/17/2019	1,284,490	1,284,490	0.2
P2B Investor Incorporated, 13.5% + 1 month LIBOR, due 6/30/2021 (b)	5/29/2018	2,185,623	1,778,660	0.2
P2Bi Utility Funding Facility, 14.0%, due 9/30/2021 (a)(b)	12/11/2019	582,831	582,831	0.1
Pier Asset Management (Series 1), 13.0%, due 8/27/2021 (a)(b)	7/31/2020	8,670,000	8,670,000	1.0
Pier Asset Management (Series 4), 12.0%, due 7/15/2022 (a)(b)	1/14/2021	14,400,000	14,400,000	1.7
Pier Asset Management (Series 5), 15.0%, due 11/7/2022 (a)(b)	4/27/2021	52,500	52,500	0.0
PT Awan Tunai Indonesia, 12.29%, due 8/11/2021 (a)(b)	9/9/2020	6,325,000	6,325,000	0.7
PT SOLUSI DIGITAL INTERASIA, 9.3%, due 8/11/2021 (a)(b)	11/11/2020	3,800,000	3,800,000	0.4
RKB Bridge Solutions Credit Facility, 7.0%, due 12/10/2021 (a)(b)	12/13/2019	1,900,000	1,900,000	0.2
RKB Energy Solutions, LLC, 10.5%, due 9/29/2021 (a)(b)	4/29/2019	129,239	129,239	0.0
Salaryo Credit Facility, 12.0%, due 12/19/2022 (a)(b)	1/30/2020	3,292,749	3,292,749	0.4
Star Strong Capital, 12.0%, due 8/5/2021 (a)(b)	8/9/2019	5,293,500	5,188,500	0.6
Upper90 SPV Loan, 11.0%, due 12/31/2021 (a)(b)	11/27/2019	2,173,378	2,173,378	0.3
Vantage Borrower SPV I LLC, 16.5%, due 4/30/2024 (a)(b)	9/11/2020	3,000,000	3,000,000	0.4
		176,285,049	178,829,008	21.1

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Schedule of Investments
April 30, 2021 (continued)

Investments in credit facilities — 48.3%	First Acquisition Date	Principal	Fair Value	Percent of Net Assets
Trade Finance
Drip Trade Finance Series 2020-L, 7.0%, due 6/30/2021 (a)(b)	7/30/2020	$1,000,000	$1,000,000	0.1%
Drip Trade Finance Series 2020-P, 7.0%, due 6/30/2021 (a)(b)	8/28/2020	2,000,000	2,000,000	0.2
Drip Trade Finance Series 2020-W, 7.0%, due 6/30/2021 (a)(b)	10/30/2020	1,000,000	1,000,000	0.1
Octagon Asset Management, LLC - (Deal: CTI #10 Beilai), 85.26%, due 6/30/2021 (a)(b)	2/19/2021	5,673,610	5,673,610	0.7
Octagon Asset Management, LLC - (Deal: Farla), 27.3%, due 6/30/2021 (a)(b)	10/2/2020	1,980,000	1,980,000	0.2
Octagon Asset Management, LLC - (Deal: Farla McBliss), 22.8%, due 6/30/2021 (a)(b)	4/12/2021	40,023,820	40,023,820	4.7
Octagon Asset Management, LLC - (Deal: Medcare Edma), 47.44%, due 6/30/2021 (a)(b)	10/1/2020	20,444,630	20,444,630	2.4
Octagon Asset Management, LLC - (Deal: Moonie), 29.4%, due 6/30/2021 (a)(b)	12/4/2020	2,954,250	2,954,250	0.4
Octagon Asset Management, LLC - (Deal: Tru Grit 7), 24.0%, due 6/30/2021 (a)(b)	3/9/2021	19,515,055	19,515,055	2.3
		94,591,365	94,591,365	11.1
Transportation Finance
OHP II LP - Signet Martime Corporation 10.5%, due 7/11/2022 (a)(b)(c)	3/2/2020	4,039,652	4,039,652	0.5
Warehouse Facilities
Chapford Warehouse Credit Facility 1, 7.0%, due 12/4/2020 (a)(b)	12/4/2019	917,514	917,514	0.1
Edly WH Investors 2019-1, LLC, 12.0%, due 9/30/2023 (a)(b)	10/9/2019	5,732,239	5,732,238	0.7
Homelight Homes Real Estate, LLC, 12.0%, due 2/28/2022 (a)(b)(d)	10/8/2020	20,046,568	20,046,568	2.3
Pier Asset Management (Series 3), 9.75%, due 10/1/2021 (a)(b)	10/19/2020	4,000,000	4,000,000	0.5
Rivonia Road Accept, LLC, 8.0%, due 11/12/2022 (a)(b)	2/5/2021	4,898,961	4,898,961	0.6
		35,595,282	35,595,281	4.2
Total investments in credit facilities		407,304,190	409,848,148	48.3

Investments in special purpose vehicles — 10.8%	Shares/ Units		Cost
Litigation Finance
YS CF LawFF VII LLC (a)(b)	—	4/5/2018	500,000	500,000	0.1
Real Estate Debt
Monticello Funding, LLC Series BTH-3 (g)(h)	—	6/29/2018	119,612	120,871	0.0
Monticello Funding, LLC Series BTH-11 (g)(h)	—	9/13/2018	250,000	252,631	0.0
Monticello Funding, LLC Series BTH-13 (g)(h)	—	8/10/2018	156,000	157,642	0.0
Monticello Funding, LLC Series BTH-16 (g)(h)	—	7/31/2018	250,000	252,631	0.0
Monticello Funding, LLC Series BTH-30 (g)(h)	—	6/25/2019	200,000	202,105	0.0
Monticello Funding, LLC Series BTH-31 (g)(h)	—	5/29/2019	300,000	303,158	0.0
Monticello Funding, LLC Series BTH-33 (g)(h)	—	8/23/2019	750,000	757,874	0.1
Monticello Funding, LLC Series BTH-34 (g)(h)	—	1/2/2020	0	8,891	0.0
Monticello Funding, LLC Series BTH-37 (g)(h)	—	11/18/2019	2,000,000	2,021,053	0.2
Monticello Funding, LLC Series BTH-38 (g)(h)	—	3/19/2020	1,750,000	1,768,421	0.2
Monticello Funding, LLC Series BTH-39 (g)(h)	—	2/28/2020	2,101,695	2,123,818	0.3
Monticello Funding, LLC Series BTH-41 (g)(h)	—	3/9/2020	2,450,000	2,475,790	0.3
Monticello Funding, LLC Series BTH-43 (g)(h)	—	3/24/2020	850,000	858,950	0.1
Monticello Funding, LLC Series BTH-45 (g)(h)	—	11/6/2020	700,000	707,368	0.1
Monticello Funding, LLC Series BTH-47 (g)(h)	—	12/22/2020	3,000,000	3,031,607	0.4
Monticello Structured Products, LLC Series MSP-12 (g)(h)	—	12/12/2019	1,000,000	1,010,548	0.1
			15,877,307	16,053,358	1.8
Real Estate Equity
CMF II Galleria Portfolio, LLC (g)(h)	—	3/11/2021	5,450,000	5,648,589	0.7
CX Lullwater at Blair Stone Depositor, LLC (g)(h)	—	9/15/2020	1,268,000	1,292,127	0.2
			6,718,000	6,940,716	0.9
Royalties
Round Hill Music Carlin Coinvest, LP (e)(g)(h)	—	10/1/2017	929,104	1,165,809	0.1

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Schedule of Investments
April 30, 2021 (continued)

Investments in special purpose vehicles — 10.8%	Shares/ Units	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Specialty Finance
CoVenture - Clearbanc Special Assets Fund LP (a)(g)(h)	—	3/12/2019	$1,500,000	$1,514,458	0.2%
Segregated Investment Vehicle I, SP (a segregated portfolio of Lendable SPC), 12.18%, due 12/31/2021 (a)(g)(h)	—	7/31/2020	64,284,741	64,905,743	7.6
Upper90 ClearFund I, L.P. (a)(g)(h)	—	3/28/2019	590,119	716,815	0.1
			66,374,860	67,137,016	7.9
Transportation Finance
YS Vessel Deconstruction I (b)	—	8/26/2018	500,000	200,000	0.0
Total investments in special purpose vehicles			90,899,271	91,996,899	10.8

Investments in direct equities — 0.2%
Royalties
ARC Credit Facility - Warrants, due 9/25/2021 (b)	3,063	10/3/2019	0	79,490	0.0
Specialty Finance
Art Lending, Inc. (Procacini S.L. - 1 Profit Share) (a)(b)	—	8/26/2020	0	136,709	0.0
Art Lending, Inc. (Procacini S.L. - 2 Profit Share) (a)(b)	—	4/14/2021	0	292,875	0.0
P2Bi Holdings LLC (b)	2,185,622	11/1/2019	22	338,258	0.1
Vantage Borrower SPV I LLC Warrants, due 4/30/2024 (b)	29,207	1/27/2021	0	637,875	0.1
			22	1,405,717	0.2
Total investments in direct equities			22	1,485,207	0.2

Shares	Investments in money market instruments — 8.5%
71,904,171	Federated Treasury Obligations Fund, Institutional Shares, 0.01% (a)(f)	71,904,171	71,904,171	8.5
	Total investments in money market instruments	71,904,171	71,904,171	8.5

	Total Investments (cost $805,737,702)		$826,221,704	97.3
	Other assets less liabilities		23,006,488	2.7
	Net Assets		$849,228,192	100.0

(a)	Security serves as collateral for the Fund’s revolving credit facility, when in use during the year. See Note 11.

(b)	Value was determined using significant unobservable inputs.

(c)	Variable rate security.

(d)	Variable maturity dates maturing through 12/5/2021.

(e)	100% of this special purpose vehicle is invested in one music catalog.

(f)	Rate listed is the 7-day effective yield at 4/30/21.

(g)	Private investment company or special purpose vehicle does not issue shares or units.

(h)	Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 14 for respective investment strategies, unfunded commitments and redemptive restrictions.

FUTURES CONTRACTS	Expiration Date	Number of Contracts Long (Short)	Notional Value	Value at April 30, 2021	Unrealized Appreciation (Depreciation)
Foreign Exchange Futures
CME Australian Dollar	June 2021	(672)	$(51,979,565)	$(51,784,320)	$195,245
TOTAL FUTURES CONTRACTS			$(51,979,565)	$(51,784,320)	$195,245

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Portfolio Allocation (Unaudited)
April 30, 2021

Investment Type as a percentage of Total Net Assets As Follows

Security Type/Sector	Percent of Total Net Assets
Credit Facilities	48.3%
Private Investment Companies	29.5%
Special Purpose Vehicles	10.8%
Direct Equities	0.2%
Short-Term Investments	8.5%
Total Investments	97.3%
Other assets less liabilities	2.7%
Total Net Assets	100.0%

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Statement of Assets and Liabilities
April 30, 2021

Assets
Investments, at fair value (cost $805,737,702)	$826,221,704
Unrealized appreciation on open futures contracts	195,245
Cash	940,743
Cash deposited with broker for futures contracts	3,417,509
Receivable for Fund shares sold	4,832,966
Receivable for investments sold	3,151,237
Contributions paid in advance	1,080,000
Interest receivable	12,268,360
Prepaid expenses	123,487
Total Assets	852,231,251

Liabilities
Foreign currency due to broker, at value (proceeds $602)	605
Due to Investment Manager	639,617
Audit fees payable	157,000
Legal fees payable	74,138
Accounting and administration fees payable	54,906
Chief Compliance Officer fees payable	83
Custody fees payable	9,037
Interest received not yet earned	2,048,970
Other Liabilities	18,703
Total Liabilities	3,003,059

Net Assets	$849,228,192

Components of Net Assets:
Paid-in Capital (par value of $0.01 with an unlimited amount of shares authorized)	$819,501,064
Total distributable earnings	29,727,128
Net Assets	$849,228,192

Institutional Class Shares:
Net assets applicable to shares outstanding	$846,571,199
Shares of beneficial interest issued and outstanding	31,397,494
Net asset value per share	$26.96

Investor Class Shares:
Net assets applicable to shares outstanding	$2,656,993
Shares of beneficial interest issued and outstanding	98,509
Net asset value per share	$26.97

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Statement of Operations
For the Year Ended April 30, 2021

Investment Income
Interest (net of withholding taxes, $5,615)	$32,969,825
Distributions from private investment funds and special purpose vehicles	10,203,967
Total Investment Income	43,173,792

Expenses
Investment management fees	5,457,127
Accounting and administration fees	560,191
Legal fees	246,510
Audit fees	151,000
Transfer Agent fees	123,163
Blue sky fees	65,008
Custody fees	48,472
Trustee fees	33,000
Insurance fees	35,300
Chief Compliance Officer fees	13,500
12b-1 fees	6,447
Other expenses	176,083
Total expenses	6,915,801
Management fees recovered	401,308

Net Expenses, before revolving credit facility fees	7,317,109
Revolving credit facility fees	49,956

Net Expenses	7,367,065

Net Investment Income	35,806,727

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,631,091)
Futures contracts	(1,830,239)
Foreign currency transactions	(104,038)
Written options contracts	521,489
Capital gain distributions from private investment companies	405,251
Net realized loss	(2,638,628)
Net change in unrealized appreciation (depreciation) on:
Investments	17,501,141
Foreign currency translations	17,604
Futures contracts	195,245
Purchased options contracts	(88,856)
Written options contracts	(426,252)
Net change in unrealized appreciation (depreciation)	17,198,882
Net realized and unrealized gain (loss)	14,560,254

Net Increase in Net Assets resulting from Operations	$50,366,981

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Statements of Changes in Shareholders’ Equity

	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020
Increase (decrease) in Net Assets from:
Operations:
Net investment income	$35,806,727	$10,433,897
Net realized gain (loss)	(2,638,628)	(528,580)
Net change in unrealized appreciation (depreciation)	17,198,882	2,110,962
Net increase in net assets resulting from operations	50,366,981	12,016,279

Distributions to Shareholders:
Distributions:
Institutional Class	(21,822,499)	(12,229,982)
Investor Class	(86,089)	(83,609)
From return of capital:
Institutional Class	(13,246,095)	(997,521)
Investor Class	(59,549)	(6,872)
Total distributions to shareholders	(35,214,232)	(13,317,984)

Capital Share Transactions:
Institutional Class Shares
Net proceeds from shares sold:	500,962,754	336,535,264
Reinvestment of distributions:	6,201,223	3,440,930
Cost of shares repurchased:	(53,720,257)	(23,240,685)
Net increase in net assets from Institutional Class Shares capital transactions	453,443,720	316,735,509

Investor Class Shares
Net proceeds from shares sold:	1,023,041	2,892,241
Reinvestment of distributions:	19,289	19,140
Cost of shares repurchased:	(892,038)	(965,043)
Net increase in net assets from Investor Class Shares capital transactions	150,292	1,946,338

Net increase in net assets resulting from capital transactions	453,594,012	318,681,847

Total increase in net assets	468,746,761	317,380,142

Net Assets:
Beginning of period	380,481,431	63,101,289
End of period	$849,228,192	$380,481,431

Share Transactions:
Institutional Class Shares
Issued	18,800,786	12,671,652
Reinvested	234,266	130,846
Repurchased	(2,002,794)	(864,220)
Change in Institutional Class Shares	17,032,258	11,938,278
Investor Class Shares
Issued	38,221	109,175
Reinvested	731	728
Repurchased	(33,184)	(36,476)
Change in Investor Class Shares	5,768	73,427

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Statement of Cash Flows
For the Year Ended April 30, 2021

Cash flows from operating activities:
Net Increase in net assets resulting from Operations	$50,366,981
Adjustments to reconcile Net Increase in net assets resulting from Operations to net cash used in operating activities:
Net realized gain (loss) on:
Investments	1,631,091
Futures contracts	1,830,239
Written options contracts	(521,489)
Capital gain distributions from private investment companies	(405,251)
Net change in unrealized appreciation (depreciation) on:
Investments	(17,501,141)
Futures contracts	(195,245)
Purchased options contracts	88,856
Written options contracts	426,252
Purchases of long-term investments	(657,254,614)
Proceeds from long-term investments sold	259,422,261
Purchase of short-term investments, net	(39,847,624)
Changes in operating assets and liabilities:
Interest receivable	(10,074,377)
Investments sold	(1,151,237)
Other assets	20,811
Due to Investment Manager	362,460
Audit fees payable	103,000
Legal fees payable	31,169
Accounting and administration fees payable	22,822
Custody fees payable	7,550
Chief Compliance Officer fees payable	83
Interest received not yet earned	1,381,283
Other liabilities	2,788
Net cash used in operating activities	(411,253,332)

Cash flows from financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	498,486,325
Payments for shares repurchased	(54,612,295)
Distributions to shareholders, net of reinvestments	(28,993,720)
Net cash provided by financing activities	414,880,310

Net Increase in Cash and Restricted Cash	3,626,978

Cash and Restricted Cash:
Beginning of period	731,274
End of period (a)	$4,358,252

(a)	Cash and restricted cash include cash and cash deposited with broker for written options contracts and futures, as outlined further on the Statement of Assets and Liabilities.

Supplemental disclosure of cash flow information:

Non-cash financing activities not included consist of reinvestment of dividends and distributions of $6,220,512.

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Financial Highlights
Investor Class

Per share operating performance. For a capital share outstanding throughout each year/period.
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019 [1]
Net asset value, beginning of year/period	$26.32	$25.80	$25.16
Income from Investment Operations:
Net investment income [2]	1.59	1.26	0.87
Net realized and unrealized gain (loss)	0.60	0.80	0.60
Total from investment operations	2.19	2.06	1.47

Less Distributions:
From net investment income	(0.93)	(1.41)	(0.83)
From return of capital	(0.61)	(0.13)	—
From net realized gains	—	—	—
Total distributions	(1.54)	(1.54)	(0.83)

Net asset value, end of year/period	$26.97	$26.32	$25.80

Total return [3]	8.57%	8.14%	5.51%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,657	$2,441	$498

Ratio of expenses to average net assets:
(including interest and revolving credit facility expense)
Before fees waived/recovered [6]	1.46%	1.78%	3.42%[5]
After fees waived/recovered [6]	1.53%	1.75%	1.88%[5]
Ratio of expenses to average net assets:
(excluding interest and revolving credit facility expense)
Before fees waived/recovered [6]	1.45%	1.73%	3.24%[5]
After fees waived/recovered [6]	1.52%	1.70%	1.70%[5]
Ratio of net investment income to average net assets:
(including interest and revolving credit facility expense)
Before fees waived/recovered [6]	6.03%	4.74%	5.33%[5]
After fees waived/recovered [6]	5.96%	4.71%	6.87%[5]
Ratio of net investment income to average net assets:
(excluding interest and revolving credit facility expense)
Before fees waived/recovered [6]	6.04%	4.76%	5.50%[5]
After fees waived/recovered [6]	5.97%	4.79%	7.04%[5]

Portfolio turnover rate	52%	21%	21%[4]

Senior Securities
Total borrowings (000’s omitted)	—	—	—
Asset coverage per $1,000 unit of senior indebtness [7]	—	—	—

[1]	For the period October 31, 2018 (commencement of operations) to April 30, 2019. See Note 13 “Reorganization Information” in the Notes to the Financial Statements.
[2]	Based on average shares outstanding for the period.
[3]

Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not Annualized.
[5]	Annualized.
[6]	The expenses and net investment loss ratios include income or expenses of the private investment companies and special purpose vehicles valued at practical expedient in which the Fund invests.
[7]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Financial Highlights
Institutional Class

Per share operating performance. For a capital share outstanding throughout each year/period.
	For the Year Ended April 30, 2021	For the Year Ended April 30, 2020	For the Period Ended April 30, 2019 [1]
Net asset value, beginning of year/period	$26.32	$25.79	$25.00
Income from Investment Operations:
Net investment income [2]	1.66	1.33	0.97
Net realized and unrealized gain (loss)	0.59	0.79	0.69
Total from investment operations	2.25	2.12	1.66

Less Distributions:
From net investment income	(0.99)	(1.46)	(0.87)
From return of capital	(0.62)	(0.13)	—
From net realized gains	—	—	—
Total distributions	(1.61)	(1.59)	(0.87)

Net asset value, end of year/period	$26.96	$26.32	$25.79

Total return [3]	8.81%	8.38%	6.29%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$846,571	$378,040	$62,603

Ratio of expenses to average net assets:
(including interest and revolving credit facility expense)
Before fees waived/recovered [6]	1.21%	1.53%	3.05%[5]
After fees waived/recovered [6]	1.28%	1.50%	1.60%[5]
Ratio of expenses to average net assets:
(excluding interest and revolving credit facility expense)
Before fees waived/recovered [6]	1.20%	1.48%	2.90%[5]
After fees waived/recovered [6]	1.27%	1.45%	1.45%[5]
Ratio of net investment income to average net assets:
(including interest and revolving credit facility expense)
Before fees waived/recovered [6]	6.28%	4.96%	5.13%[5]
After fees waived/recovered [6]	6.21%	4.99%	6.58%[5]
Ratio of net investment income to average net assets:
(excluding interest and revolving credit facility expense)
Before fees waived/recovered [6]	6.29%	5.01%	5.28%[5]
After fees waived/recovered [6]	6.22%	5.04%	6.73%[5]

Portfolio turnover rate	52%	21%	21%[4]

Senior Securities
Total borrowings (000’s omitted)	—	—	—
Asset coverage per $1,000 unit of senior indebtness [7]	—	—	—

[1]	For the period October 1, 2018 (commencement of operations) to April 30, 2019. See Note 13 “Reorganization Information” in the Notes to the Financial Statements.
[2]	Based on average shares outstanding for the period.
[3]

Total returns would have been lower had expenses not been waived by the Investment Manager. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]	The expenses and net investment loss ratios include income or expenses of the private investment companies and special purpose vehicles valued at practical expedient in which the Fund invests.
[7]

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these Financial Statements.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021

1. Organization

The Variant Alternative Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and reorganized as a Delaware statutory trust at the close of business September 28, 2018. Variant Investments, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Fund operates as an interval fund interval fund pursuant to Rule 23c-3 under the Investment Company Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”). The Fund commenced operations on October 1, 2018 with Institutional class shares. Investor class shares were offered at a later date and commenced operations on October 31, 2018.

The Fund’s investment objective is to seek to provide a high level of current income by investing directly or indirectly, a majority of its net assets (plus any borrowings for investment purposes) in alternative income generating investments. The Fund may allocate its assets through direct investments, and investments in a wide range of investment vehicles.

Under the Distribution and Servicing Plan, the Fund may pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Investor Class Shares, (the “Distribution and Servicing Fee”) to the Fund’s Distributor or other qualified recipients under the Distribution and Servicing Plan. There is no Distribution and Servicing Fee imposed on Institutional Class Shares.

2. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s tax year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Valuation of Investments

The Fund calculates its NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

2. Accounting Policies (continued)

The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments at fair value. The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Investment Manager. The Investment Manager’s Valuation Committee (the “Valuation Committee”) will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly.

Short-term securities, including bonds, notes, debentures and other debt securities, such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with maturities of 60 days or less, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Money market funds will be valued at NAV.

For equity, equity related securities, and options that are freely tradable and listed on a securities exchange or over-the- counter market, the Fund fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

Any direct equities held by the Fund in private investment or operating companies are valued using (a) readily available market quotations or (b) market value for securities with similar characteristics or (c) fair value methodologies approved by the Board in a manner that seeks to reflect the market value of the security on the valuation date based on considerations determined by the Valuation Committee.

Fixed income securities (other than the short-term securities as described above) shall be valued by (a) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (b) by obtaining a direct written broker- dealer quotation from a dealer who has made a market in the security. If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. The credit facilities the Fund invests in generally does not have a readily available external price. Under these circumstances, the Valuation Committee determined in good faith that cost is the best fair value for such securities. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Prior to investing in any private investment companies or special purpose vehicles (“Underlying Fund(s)”), the Investment Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Investment Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund values its interests in Underlying Funds using the NAV provided by the managers of the Underlying Funds and/or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Valuation Committee may modify the managers’ valuations based on updated information received since the last valuation date. The Valuation Committee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Board, the Investment Manager and the Valuation Committee may have limited ability to assess the accuracy of these valuations.

In circumstances in which market quotations are not readily available or are deemed unreliable, or in the case of the valuation of private, direct investments, such investments may be valued as determined in good faith using methodologies approved by the Board. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Valuation Committee of any information or factors deemed appropriate. The Valuation Committee may engage third party valuation consultants on an as-needed basis to assist in determining fair value.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

2. Accounting Policies (continued)

Fair valuation involves subjective judgments, and there is no single standard for determining the fair value of an investment. The fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investment. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Board or the Valuation Committee regarding appropriate valuations should prove incorrect.

Written Options

The Fund may write call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

Futures

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund utilizes a tax-year end of October 31 and the Fund’s income and federal excise tax returns and all financial records supporting the 2020 and 2021 returns are subject to examination by the federal and Delaware revenue authorities. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of April 30, 2021.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

3. Principal Risks

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

Borrowing, Use of Leverage

The Fund may leverage its investments by “borrowing,” use of swap agreements, options or other derivative instruments, use of short sales or issuing preferred stock or preferred debt. The use of leverage increases both risk and profit potential. The Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above. The Fund is subject to the Investment Company Act requirement that an investment company limit its borrowings to no more than 50% of its total assets for preferred stock or preferred debt and 33 1/3% of its total assets for debt securities, including amounts borrowed, measured at the time the investment company incurs the indebtedness. Although leverage may increase profits, it exposes the Fund to credit risk, greater market risks and higher current expenses. The effect of leverage with respect to any investment in a market that moves adversely to such investment could result in a loss to the investment portfolio of the Fund that would be substantially greater than if the investment were not leveraged. Also, access to leverage and financing could be impaired by many factors, including market forces or regulatory changes, and there can be no assurance that the Fund will be able to secure or maintain adequate leverage or financing. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Margin borrowings and transactions involving forwards, swaps, futures, options and other derivative instruments could result in certain additional risks to the Fund. In such transactions, counterparties and lenders will likely require the Fund to post collateral to support its obligations. Should the securities and other assets pledged as collateral decline in value or should brokers increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), the Fund could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged assets to compensate for the decline in value. In the event of a precipitous drop in the value of pledged securities, the Fund might not be able to liquidate assets quickly enough to pay off the margin debt or provide additional collateral and may suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Limited Liquidity

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Private Markets Risk

The securities in which the Fund, directly or indirectly, may invest include privately issued securities of both public and private companies. Private securities have additional risk considerations than investments in comparable public investments. Whenever the Fund invests in companies that do not publicly report financial and other material information, it assumes a greater degree of investment risk and reliance upon the Investment Manager’s ability to obtain and evaluate applicable information concerning such companies’ creditworthiness and other investment considerations. Certain private securities may be illiquid. Because there is often no readily available trading market for private securities, the Fund may not be able

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

3. Principal Risks (continued)

to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. Private securities that are debt securities generally are of below-investment grade quality, frequently are unrated and present many of the same risks as investing in below-investment grade public debt securities. Investing in private debt instruments is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of obligations.

Repurchase Offers

The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased

Coronavirus (COVID-19)

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

4. Fair Value of Investments

(a) Fair value - Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in private investment companies measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

4. Fair Value of Investments (continued)

judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

(b) Fair Value – Valuation Techniques and Inputs

When determining fair value, the Fund uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

Investments in Private Investment Companies

The Fund values private investment companies using the NAV’s provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies generally provide for compensation to the managers in the form of fees ranging from 0% to 2% annually of net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

At April 30, 2021, the Fund had private investment companies of $42,805 that did not qualify for the practical expedient because it is probable that the Fund could sell these investments for amounts that differ from the NAV’s provided by the underlying private investment companies. Private investment companies not qualifying for practical expedient were valued by the Fund through application of adjustments to the stated NAV’s reported by the underlying private investment companies. These adjustments are based on other relevant information available that the Fund feels has not been reflected in the most recent fair value. As a result, premiums ranging between 0.5% -1.0% have been applied to the stated NAV’s. Investments in private investment companies that do not qualify for the practical expedient are categorized in Level 3 of the fair value hierarchy.

Investments in Special Purpose Vehicles

Special purpose vehicles (“SPV”) consist of an investment by the Fund in an entity that invests directly or indirectly in a note secured by expected value of contingency fees received from future case settlements, real estate, specialty finance investments, and royalties. The debt offerings are short-term in nature and carry a fixed interest rate. During the year ended April 30, 2021, the Investment Manager determined there were minimal credit impairments. Investments in SPV are generally measured based on NAV as a practical expedient, while others are categorized in Level 3 of the fair value hierarchy.

Investments in Credit Facilities

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The investments in credit facilities will generally be held at cost subject to certain revisions, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost. The Fund has determined to value its investments in credit facilities generally at cost although some are above or below cost as of April 30, 2021. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy.

Investments in Direct Equities

As a part of some of the credit facilities, the Fund receives direct equity in the private investments or operating companies of the borrower via common stock shares, warrants, or profit sharing instruments. The Fund has determined to value its investments in direct equities through a discounted cash flow or market approach method as of April 30, 2021. Investments in direct equities are categorized in Level 3 of the fair value hierarchy.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

4. Fair Value of Investments (continued)

(c) Fair Value - Hierarchy

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of April 30, 2021. Assets valued using NAV as a practical expedient, an indicator of fair value, are listed in a separate column to permit reconciliation to totals in the Statement of Assets and Liabilities:

Assets	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Investments
Private Investment Companies	$—	$—	$42,805	$250,944,474	$250,987,279
Credit Facilities	—	—	409,848,148	—	409,848,148
Special Purpose Vehicles	—	—	700,000	91,296,899	91,996,899
Direct Equities	—	—	1,485,207	—	1,485,207
Short-Term Investments	71,904,171	—	—	—	71,904,171
Total Investments	$71,904,171	$—	$412,076,160	$342,241,373	$826,221,704

Other Financial Instruments[1]
Futures Contracts	$195,245	$—	$—	$—	$195,245
Total Assets	$72,099,416	$—	$412,076,160	$342,241,373	$826,416,949

[1]

Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(d) Fair Value - Changes in Level 3 Measurements

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the year ended April 30, 2021:

	Private Investment Companies	Credit Facilities	Special Purpose Vehicles	Direct Equities
April 30, 2020	$591,914	$139,297,036	$1,339,726	$197,879
Realized gains (losses)	—	228,147	—	—
Unrealized gains (losses)	—	4,426,407	200,000	1,287,328
Transfers Into Level 3	—	—	500,000	—
Transfers Out of Level 3	—	(40,737,460)	—	—
Purchases	—	508,295,615	—	—
Sales	(549,109)	(201,661,597)	(1,339,726)	—
April 30, 2021	$42,805	$409,848,148	$700,000	$1,485,207

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

4. Fair Value of Investments (continued)

(e) Fair Value - Significant Unobservable Inputs

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of April 30, 2021.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Private Investment Companies	$42,805	Income Approach	Interest rate	11.0%
Credit Facilities	409,848,148	Cost Discounted Cash Flow	Recent transaction price Interest rate Discount rate	N/A 7.00% - 85.00% 10.00%
Special Purpose Vehicles	700,000	Cost	Recent transaction price	N/A
Direct Equities	1,485,207	Discounted Cash Flow Market Approach	Discount Rate Ownership % Probability Weighting 3rd Party Market Valuation	15.00% - 30.00% 0.40% - 7.50% 75.00% $6,218,000 – $200,000,000

5. Derivative and Hedging Disclosure

U.S. GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects the Fund’s financial position, performance and cash flows. The Fund invested in futures and options contracts for the year ended April 30, 2021.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of April 30, 2021, by risk category are as follows:

		Asset Derivatives	Liability Derivatives
Statement of Assets and Liabilities	Derivatives not designated as hedging instruments	Value	Value
Unrealized appreciation/depreciation on open futures contracts	Equity Contracts	$195,245	$—

The effects of derivative instruments on the Statement of Operations for the year ended April 30, 2021, are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts
Equity contracts	$(1,830,239)	$—	$521,489
Total	$(1,830,239)	$—	$521,489

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

5. Derivative and Hedging Disclosure (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$195,245	$(88,856)	$(426,252)	$(319,863)
Total	$195,245	$(88,856)	$(426,252)	$(319,863)

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of April 30, 2021, are as follows:

Derivative	Quarterly Average	Amount
Options Contracts - Purchased	Average Notional Value	$65,184
Options Contracts - Written	Average Notional Value	$(702,912)
Futures	Average Notional Value	$(19,076,804)

6. Capital Stock

The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Institutional Class (“Institutional Class Shares”) and Investor Class (“Investor Class Shares”). Institutional Class Shares and Investor Class Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment in Institutional Class Shares by any investor is $1 million and the minimum initial investment in Investor Class Shares by any investor is $25,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements.

Neither Investor Class Shares nor Institutional Class Shares are subject to any initial sales charge.

Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time. Investor Class Shares will not be offered until the Fund has received exemptive relief from the Securities and Exchange Commission (“SEC”) permitting the offering of multiple classes of Shares.

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the 1940 Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of redeeming shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of all outstanding shares on the repurchase request deadline, the Fund shall repurchase the shares tendered on a pro rata basis. There is no guarantee that a shareholder will be able to sell all of the shares tendered in a quarterly repurchase offer. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

6. Capital Stock (continued)

	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	May 4, 2020	August 4, 2020	November 3, 2020	February 22, 2021
Repurchase Request Deadline	June 15, 2020	September 15, 2020	December 15, 2020	March 15, 2021
Repurchase Pricing Date	June 15, 2020	September 15, 2020	December 15, 2020	March 15, 2021

Net Asset Value as of Repurchase Offer Date
Institutional Class	$26.63	$26.55	$26.69	$27.04
Investor Class	$26.63	$26.55	$26.68	$27.04

Amount Repurchased
Institutional Class	$15,053,644	$5,024,285	$8,448,716	$25,193,612
Investor Class	$23,941	$54,782	$286,850	$526,465

Percentage of Outstanding Shares Repurchased
Institutional Class	3.80%	0.97%	1.36%	3.17%
Investor Class	0.93%	2.12%	10.51%	18.01%

7. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 0.95% on an annualized basis, calculated daily and payable monthly in arrears, of the Fund’s “Managed Assets.” “Managed Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) as of each month-end, subject to certain adjustments.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 1.70% and 1.45% of the average daily net assets of Investor Class Shares and Institutional Class Shares, respectively (the “Expense Limit”).

For the year ended April 30, 2021, the Investment Manager has fully recovered all of its previously waived fees totaling $401,308. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limitation. The Expense Limitation and Reimbursement Agreement is in effect until October 31, 2021 and will automatically renew for consecutive one-year terms thereafter. This agreement may be terminated at any time by the Fund’s Board of Trustees upon thirty (30) days’ written notice to the Investment Manager. This agreement may be terminated by the Investment Manager as of the end of its then-current term upon thirty (30) days’ written notice to the Fund.

The Fund has adopted a Distribution and Service Plan which allows the Fund to pay distribution and servicing fees for the sale and servicing of its Investor Class Shares. Under the Distribution and Service Plan, the Fund may pay as compensation up to 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Investor Class Shares (the “Distribution

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

7. Investment Management and Other Agreements (continued)

and Servicing Fee”) to the Fund’s Distributor and/or other qualified recipients. Payment of the Distribution and Servicing Fee is governed by the Distribution and Service Plan, which, pursuant to the conditions of a pending exemptive order issued by the SEC, has been adopted by the Fund with respect to Investor Class Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Servicing Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. Institutional Class Shares are not subject to the Distribution and Servicing Fee.

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the Shares of the Fund and acts as the agent of the Fund in connection with the continuous offering of shares of the Fund.

The Fund has retained an Administrator, UMB Fund Services, Inc. (the “Administrator”) to provide administrative services, and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund management and the Administrator.

Certain officers of the Fund are employees of UMB Fund Services, Inc (“UMBFS”). The Fund does not compensate officers affiliated with the Fund’s administrator. For the year ended April 30, 2021, the Fund’s allocated fees incurred for directors are reported on the Statement of Operations.

UMB Bank, n.a. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

8. Related Party Transactions

At April 30, 2021, the Investment Manager and its affiliates owned $33,048,933 (or 3.89% of net assets) of the Fund.

9. Federal Income Taxes

At April 30, 2021, gross unrealized appreciation and depreciation on investments and short securities, based on cost for federal income tax purposes were as follows:

Cost of investments	$796,941,919
Gross unrealized appreciation	$43,813,955
Gross unrealized depreciation	$(14,534,170)
Net unrealized appreciation on investments	$29,279,785

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

9. Federal Income Taxes (continued)

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. For the year ended October 31, 2020, permanent differences in book and tax accounting have been reclassified as follows:

Increase (Decrease)
Paid-in Capital	Distributable Earnings
$(1,779)	$1,779

As of October 31, 2020, the Fund’s most recent tax year end, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses	—
Unrealized appreciation on investments	14,565,375
Total distributable earnings	$14,565,375

The tax character of distributions paid during the fiscal years ended October 31, 2020 and October 31, 2019 were as follows:

	2020	2019
Distribution paid from:
Ordinary income	$9,409,941	$3,755,000
Net long-term capital gains	513,919	289,239
Return of capital	13,305,644	1,004,393
Total distributions paid	$23,229,504	$5,048,632

10. Investment Transactions

For the year ended April 30, 2021, purchases and sales of investments, excluding short-term investments, were $655,539,444 and $258,441,860, respectively.

11. Credit Facility

The Fund maintains a credit facility (the “Revolving Credit Facility” or “Facility”) with a maximum borrowing amount of 10% of eligible assets under management (“AUM”) up to $15,000,000. When in use, the Facility is secured by certain underlying investments of the Fund. The Facility bears an interest rate of Prime (3.25% as of April 30, 2021). Interest and fees incurred for the year ended April 30, 2021 are disclosed in the accompanying Statement of Operations. For the year ended April 30, 2021, the Fund did not utilize the Facility. The Facility matures on June 30, 2022. At April 30, 2021, the principal balance outstanding was $0.

12. New Accounting Pronouncement

On August 28, 2018, the FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of ASC Topic 820. ASU 2018-13’s amendments are effective for annual periods beginning after December 15, 2019. Management has fully adopted ASU 2018-13 as permitted by the standard.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

13. Reorganization Information

Simultaneous with the commencement of the Fund’s operations (“Commencement of Operations”), the Variant Alternative Income Fund, L.P. (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund and the Predecessor Fund shared the same investment adviser and portfolio managers. Below is a breakout of assets, liabilities, and total net assets transferred as of the date of reorganization at the end of business September 28, 2018.

Assets:
Investments at Cost	$21,099,144
Investments at Value	21,406,197
Cash	3,424,801
Interest Accrued	387,807
Miscellaneous Assets	11,931
Total Assets	25,230,736
Liabilities:
Management Fees Payable	47,756
Other Payable	96,516
Total Liabilities	144,272
Net Assets:	$25,086,464

1,003,458.564 shares were issued with an initial NAV of $25.00.

14. Commitments

Senior credit facilities may be structured to be fully funded at the time of investment or include unfunded loan commitments, which are contractual obligations for future funding. As of April 30, 2021, the Fund had unfunded loan commitments to senior credit facilities of $196,759,503.

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of April 30, 2021:

Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Aero Capital Solutions Fund II, L.P.	Private LPs (2)	$ 39,837,830	$ 1,750,566	None	N/A
Aero Capital Solutions Fund, L.P.	Private LPs (2)	2,686,709	656,921	None	N/A
American Rivers Fund, LLC	Private LPs (2)	7,243,811	1,288,933	Annually (December)	Subject to a 3 year lock up period from initial funding. Redemptions are permitted in December every year paid out 25% per quarter.
Armadillo Financial Fund L.P.	Private LPs (1)	55,433	—	None	N/A
Bay Point Capital Partners II, L.P.	Private LPs (4)	15,916,872	—	Quarterly	Beginning 12 months from the origination date of each the contribution, 25% withdrawals are permitted on the last day of any calendar quarter provided that a 30 days written notice is submitted.
Blue Elephant Financing Fund I, L.P.	Private LPs (7)	1,637,420	—	None	N/A

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

14. Commitments (continued)

Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
CMF II Galleria Portfolio, LLC	SPVs (5)	$ 5,648,589	$ —	None	N/A
CoVenture - Amzn Credit Opportunities Fund LP	Private LPs (7)	7,314,770	12,725,092	Quarterly	At least a 90 day written notice to the general partner prior to each calendar quarter-end.
CoVenture - Clearbanc Special Assets Fund L.P.	SPVs (7)	1,514,458	—	Quarterly	12 month commitment period.
CoVenture - No1 Credit Opportunities Fund LLC (A-2 Series)	Private LPs (7)	2,916,379	114,039	Quarterly	N/A
CoVenture Credit Opportunities Partners Fund L.P.	Private LPs (7)	13,437,958	6,683,112	Quarterly	Withdrawals are permitted quarterly, subject to a 1-year “soft” lockup period, with capital proceeds returned as and when they are realized. Withdrawal notification is 90 days.
CoVenture - No1 Credit Opportunities Fund LLC	Private LPs (7)	1,011,947	—	Quarterly	After 36 months of funding, or additional funding date, limited partners may withdraw any portion of their capital account with 90 days’ notice as of the end of any calendar quarter.
Crestline Portfolio Financing Fund Offshore B, L.P. and Subsidary	Private LPs (3)	1,008,977	414,558	None	N/A
Crestline Praeter, L.P. - Zoom	Private LPs (3)	2,420,477	1,811,882	None	N/A
CX Lullwater at Blair Stone Depositor, LLC	SPVs (5)	1,292,127	—	None	N/A
DelGatto Diamond Finance Fund QP, L.P.	Private LPs (7)	20,377,946	—	Monthly

Upon fully called committed capital, redemptions are permitted at the end of each calendar month with at least a 90 day notice. Any redemption made within 1 year of subscription is subject to a 5% early redemption penalty.

EAJF Leveraged Feeder LP	Private LPs (3)	6,069,777	24,000,000	Quarterly	After 36 months of lock up, each limited partner may provide a written notice 60 days prior to each calendar quarter-end to withdraw any portion of it’s capital account balance.
Hudson Transport Real Asset Fund L.P.	Private LPs (2)	1,567,324	—	Quarterly

Subject to a 2 year lock up period. Subsequently, can submit a withdrawal of interest form effective as of the last day of any calendar quarter upon not less than 90 days prior written notice. Request must be greater than $100k. However, the GP of the Fund may designate additional withdrawal dates or reduce notice periods at its sole discretion.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

14. Commitments (continued)

Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Marathon Structured Product Strategies Fund, L.P.	Private LPs (1)	$ 914,043	$ —	None	N/A
Monticello Funding, LLC Series BTH 11	SPVs (4)	252,631	—	None	N/A
Monticello Funding, LLC Series BTH 13	SPVs (4)	157,642	—	None	N/A
Monticello Funding, LLC Series BTH 16	SPVs (4)	252,631	—	None	N/A
Monticello Funding, LLC Series BTH 3	SPVs (4)	120,871	—	None	N/A
Monticello Funding, LLC Series BTH 30	SPVs (4)	202,105	—	None	N/A
Monticello Funding, LLC Series BTH 31	SPVs (4)	303,158	35,556	None	N/A
Monticello Funding, LLC Series BTH 33	SPVs (4)	757,874	—	None	N/A
Monticello Funding, LLC Series BTH 34	SPVs (4)	8,891	—	None	N/A
Monticello Funding, LLC Series BTH 37	SPVs (4)	2,021,053	—	None	N/A
Monticello Funding, LLC Series BTH 38	SPVs (4)	1,768,421	194,444	None	N/A
Monticello Funding, LLC Series BTH 39	SPVs (4)	2,123,818	—	None	N/A
Monticello Funding, LLC Series BTH 41	SPVs (4)	2,475,790	—	None	N/A
Monticello Funding, LLC Series BTH 43	SPVs (4)	858,950	—	None	N/A
Monticello Funding, LLC Series BTH 45	SPVs (4)	707,368	300,000	None	N/A
Monticello Funding, LLC Series BTH 47	SPVs (4)	3,031,607	—	None	N/A
Monticello Structured Products, LLC Series MSP-12	SPVs (4)	1,010,548	—	None	N/A
Montreux Healthcare Fund PLC	Private LPs (5)	48,087,776	—	Quarterly

180 Business Days’ prior written notice is required for a quarterly Valuation Day, such quarters being 31 March, 30 June, 30 September and 31 December. Quarterly redemptions representing more than 10% of a Shareholder’s holding will require not less than 12 months’ notice.

MV Feeder, LLC	Private LPs (9)	7,278,532	3,644,328	None	N/A
North Haven Offshore Infrastructure Partners A L.P.	Private LPs (1)	1,446,303	544,827	None	N/A

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

14. Commitments (continued)

Security Description	Investment Category	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Oak Harbor Capital BPL VII, LLC	Private LPs (4)	$ 11,434,823	$ —	None	N/A
OHP II L.P.	Private LPs (7)	9,103,879	—	None	N/A
Prime Storage Fund II (Cayman), L.P.	Private LPs (5)	1,453,738	60,508	None	N/A
PWP Asset Based Income ASP Fund	Private LPs (1)	1,046,872	—	None	N/A
Round Hill Music Carlin Coinvest, L.P.	SPVs (9)	1,165,809	—	None	N/A
Segregated Investment Vehicle I, SP (a segregated portfolio of Lendable SPC)	SPVs (7)	64,905,743	8,000,000	Quarterly	90 days notice with initial 12 month lock up.
Series 4 - Virage Capital Partners L.P.	Private LPs (3)	1,797,412	—	None	N/A
Series 6 - Virage Capital Partners L.P.	Private LPs (3)	17,713,622	—	None	N/A
Special Credit Opportunies, L.P. - Series C	Private LPs (1)	281,560	236,069	None	N/A
Thor Urban Property Fund II Liquidating Trust	Private LPs (1)	1,196,505	2,228,330	None	N/A
Turning Rock Fund I L.P.	Private LPs (7)	7,159,121	3,489,066	None	N/A
Upper90 ClearFund I, L.P.	SPVs (7)	716,815	—	None	N/A
Virage Recovery Fund (Cayman) LP	Private LPs (10)	18,526,658	—	None	N/A
Total		$ 342,241,373	$ 68,178,231

[1]	Private partnerships that are secondaries positions. These investments are purchased in the secondary market of a limited partner’s interest in a private credit fund from the primary owner.

[2]

Private partnerships in transportation finance. These partnerships provide financing of transportation assets (aircraft, ships, railcars, trucking, or shipping containers) through equity and/or debt investments.

[3]

Private partnerships and special purpose vehicles in litigation finance. These strategies consists of loans to law firms backed by the expected value of contingency fees received from future case settlements.

[4]	Real estate debt private partnerships. These are extensions of new debt backed by real estate assets or the purchase of existing loans backed by residential or commercial real estate assets.

[5]	Real estate equity partnerships that consists of equity investments backed by commercial real estate.

[6]	Private partnerships that are in portfolio finance, a special scenario where a loan to the borrower is collateralized by all of the assets in a private investment vehicle.

[7]

Private partnerships that are in specialty finance investments. Such partnerships invests in institutional loan to a non-bank, private lender, which uses the capital to make loans in their particular vertical.

[8]	A warehouse facility is an institutional loan to a pool of assets where the underlying collateral is expected to only stay in the pool for a short period of time.

[9]

Private partnerships and special purpose vehicles that invests in and/or purchases royalties. These royalties are the financial claim to the revenue generated from an asset such as the usage of copyrighted music, licensing payments on intellectual property, or oil and gas production.

[10]	Private partnership that invests in insurance receivables. The investment is backed by the recovery of conditional payments advanced by Medicare Advantage Organizations.

Variant Alternative Income Fund

Notes to Financial Statements
April 30, 2021 (continued)

15. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein.

The Fund commenced a repurchase offer on and the results are as follows:

Repurchase Offer
Commencement Date	May 25, 2021
Repurchase Request Deadline	June 15, 2021
Repurchase Pricing Date	June 15, 2021

Net Asset Value as of Repurchase Offer Date
Institutional Class	$27.62
Investor Class	$27.62

Amount Repurchased
Institutional Class	$6,795,102
Investor Class	$288,821

Percentage of Outstanding Shares Repurchased
Institutional Class	0.72%
Investor Class	8.82%

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Variant Alternative Income Fund

Supplemental Information
April 30, 2021 (Unaudited)

For the year ended October 31, 2020, 0% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as qualified dividend income.

For the year ended October 31, 2020, 0% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.

For the year ended October 31, 2020, the Fund designates $513,919 as long-term capital gain distributions.

Variant Alternative Income Fund

Fund Management
April 30, 2021 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information as of April 30, 2021 is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.

INDEPENDENT TRUSTEES AND ADVISORY BOARD MEMBER

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	President and Director, Client Opinions, Inc. (2003 - 2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002)	10	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 -2009)	10	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Managing Director, Veritable LP (2016-Present); Founder/ President, Ascendant Capital Partners, LP (2001 – 2015)	6	Trustee, Quaker Investment Trust (5 portfolios)(registered investment company); Scotia Institutional Funds (2006-2014) (3 portfolios)(registered investment company).

Variant Alternative Income Fund

Fund Management
April 30, 2021 (Unaudited) (continued)

INTERESTED TRUSTEES AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007-present); President, Investment Managers Series Trust II (2013-Present); Treasurer, American Independence Funds Trust (2016-2018); Treasurer, Commonwealth International Series Trust (2010-2015).	10	None
Robert W. Elsasser Year of Birth: 1968 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Principal, Variant Investments, LLC (2017-Present); Director of Fixed Income, CTC myCFO (2010-2016).	N/A	N/A
Curtis Fintel Year of Birth: 1970 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Principal, Variant Investments, LLC (2017-Present); Chief Investment Strategist, CTC myCFO (2006-2016).	N/A	N/A

Variant Alternative Income Fund

Fund Management
April 30, 2021 (Unaudited) (continued)

INTERESTED TRUSTEES AND OFFICERS (continued)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Perpetua Seidenberg Year of Birth: 1990 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since June 2018	Compliance Director, Vigilant Compliance, LLC (an investment management services company) (2014 – Present); Auditor, PricewaterhouseCoopers (2012 – 2014).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018

Senior Vice President, Client Services (2017 –Present); Vice President, Senior Client Service Manager (2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013); UMB Fund Services, Inc.

				N/A	N/A

*

The fund complex consists of the Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, The Relative Value Fund, Corbin Multi-Strategy Fund LLC, Agility Multi-Asset Income Fund, Cliffwater Corporate Lending Fund, Keystone Private Income Fund, Aspiriant Risk-Managed Real Asset Fund and Aspiriant Risk-Managed Capital Appreciation Fund.

**	Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with an affiliate of the Fund’s Administrator.

Variant Alternative Income Fund

Other Information
April 30, 2021 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-877-770-7717 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or as exhibit to its report on Form N-Q’s successor form, Form N-PORT). The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or by calling the Fund at 1-877-770-7717.

Variant Alternative Income Fund

Other Information
April 30, 2021 (Unaudited) (continued)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● account balances

● account transactions

● transaction history

● wire transfer instructions

● checking account information

Even when you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-770-7717.

Variant Alternative Income Fund

Other Information
April 30, 2021 (Unaudited) (continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

■ open an account ■ provide account information

■ give us your contact information

■ make a wire transfer

■ tell us where to send money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ sharing for affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include companies such as Variant Investments, LLC and UMB Fund Services, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

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ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $108,000 for 2020 and $145,000 for 2021.

Audit-Related Fees

(b) The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2020 and $0 for 2021. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $6,000 for 2020 and $7,000 for 2021.

All Other Fees

(d) The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2020 and $0 for 2021.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period May 1, 2020 through April 30, 2021 that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the for the last fiscal year ended April 30, 2021 of the registrant was $0.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Variant Investments, LLC (the “Investment Manager”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Procedure

For most fixed income investments, the voting matters generally involve amendments to loan documentation, borrower compliance with financial covenants, registration rights, prepayments, insolvency, and other distressed creditor situations. The Investment Manager does not have specific proxy voting policies or guidelines regarding categories of proxy matters submitted to fixed income security holders. Instead, the Investment Manager votes fixed income proxy matters on a case-by-case basis, taking into account the unique circumstances related to a particular borrower and other relevant factors.

The Investment Manager also votes proxies related to equity securities held in discretionary portfolios. Additionally, the Investment Manager may vote proxies or other matters on the closed end funds, BDCs, private funds and other vehicles, exchange traded notes or exchange traded funds in which it invests.

Routine proxy matters associated with equity securities (including but not limited to electing boards of directors, selecting auditors, shareholder rights, proxy contests, corporate governance matters, and executive and director compensation) typically are voted in accordance with the recommendations of management of the issuer. In the event it is determined to be in the best interests of shareholders to vote against issuer management recommendations, the reasons for such determination will be documented. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Investment Manager will vote, or abstain from voting if deemed appropriate, on a case-by-case basis in a manner it believes to be in the best economic interest of the Fund’s shareholders.

The Investment Manager may delegate our responsibilities under the Proxy Policy to a third party proxy voting service, however, no such delegation will relieve the Investment Manager of its responsibilities. The Investment Manager will retain final authority and fiduciary responsibility for such proxy voting.

The Portfolio Managers are responsible for monitoring proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Investment Manager is not responsible for voting proxies that are not received but will make reasonable efforts to obtain missing proxies. The Chief Compliance Officer shall identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships. The Investment Manager may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting.

Recordkeeping

The Investment Manager shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

•	these policies and procedures and any amendments;
•	each proxy statement that Variant Investments, LLC receives;
•	a record of each vote that Variant Investments, LLC casts;
•	any document Variant Investments, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to Bob Elsasser or proxy committee, if applicable; and
•	a copy of each written request from a client for information on how Variant Investments, LLC voted such client's proxies, and a copy of any written response.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members Variant Investments LLC, who is primarily responsible for the day-to-day portfolio management of Variant Alternative Income Fund as of July 8, 2021:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Robert W. Elsasser	President	Since Inception	Principal, Variant Investments LLC (2017-Present); Director of Fixed Income, CTC myCFO (2006-2016)	Portfolio Management
Curt Fintel	Treasurer	Since Inception	Principal, Variant Investments LLC (2017-Present); Chief Investment Strategist, CTC myCFO (2006-2016)	Portfolio Management
J.B. Hayes	Principal	Since Inception	Principal, Variant Investments LLC (2017-Present); CTC myCFO (2006-2016)	Portfolio Management

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than Variant Alternative Income Fund, for which the members of the Investment Committee of the Sub-Adviser are primarily responsible for the day-to-day portfolio management as of April 30, 2021:

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Robert W. Elsasser	0 $0	0 $0	0 $0	0 accounts $0	0 $0	0 $0
Curt Fintel	0 $0	0 $0	0 $0	0 accounts $0	0 $0	0 $0
J.B. Hayes	0 $0	0 $0	0 $0	0 accounts $0	0 $0	0 $0

Conflicts of Interest

The Investment Manager, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure of Portfolio Manager

Compensation of the Investment Committee

The members of the Investment Committee are not directly compensated for their work with respect to the Fund; however, each member of the Investment Committee is an equity owner of the parent company of the Sub-Adviser and therefore benefits indirectly from the revenue generated from the Sub-Advisory Agreement.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Robert W. Elsasser	$100,001 - $500,000
Curt Fintel	Over $1,000,000
J.B. Hayes	$100,001 - $500,000

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Variant Alternative Income Fund

By (Signature and Title)*	/s/ Robert W. Elsasser
Robert W. Elsasser, President
(Principal Executive Officer)

Date	July 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Elsasser
Robert W. Elsasser, President
(Principal Executive Officer)

Date	July 1, 2021

By (Signature and Title)*	/s/ Curt Fintel
Curt Fintel, Treasurer
(Principal Financial Officer)

Date	July 2, 2021

*	Print the name and title of each signing officer under his or her signature.